UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 3, 2008

GREENLIGHT CAPITAL RE, LTD.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands

(State or Other Jurisdiction of Incorporation)

001-33493 (Commission File Number)	N/A (IRS Employer Identification No.)

802 West Bay Road The Grand Pavilion P.O. Box 31110 Grand Cayman, Cayman Islands (Address of Principal Executive Offices)	KY1-1205 (Zip Code)

(345) 943-4573
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Greenlight Re hosted an Investor Day on Tuesday, June 3rd, 2008 beginning at 4:00 p.m. Eastern time at the Scandinavia House at 58 Park Avenue in New York City. The information being furnished herein in Exhibit 99.1 pertains to presentations to investors and others made by executive officers of the Company. This information includes selected financial and operational information through May 31, 2008 and the Company does not undertake to update the information after that date.

Other publicly available information should be consulted for other important information about the Company.

Information contained herein, including Exhibit 99.1, shall not be deemed filed for the purposes of the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial statements and Exhibits.

(d)  Exhibits

99.1 Investor Day Presentation of Greenlight Capital Re, Ltd. dated June 3, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 3, 2008	GREENLIGHT CAPITAL RE, LTD.
	By:	/s/ Tim Courtis
Tim Courtis
Chief Financial Officer